UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 8, 2011
(Date of earliest event report)

WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
Federal Way, Washington 98063-9777
(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¬	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¬	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¬	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01	Financial Statements and Exhibits
Signatures
Exhibit 10.1
Exhibit 10.2
Exhibit 10.3

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On December 8, 2011 the Company's Board of Directors approved changes to the director compensation program, a description of which is attached hereto as Exhibit 10.1. The director compensation program was amended as follows:

1.
Rather than automatically deferring a portion of the annual fee into phantom shares, that amount of money will be in the form of a grant of restricted stock units that vest after one year and the remainder will be in cash. Some or all of either the restricted stock units or cash can be deferred. If they are deferred, the restricted stock units will become phantom shares, settled in common stock after termination of Board service. The cash fees can be deferred into either an interest-bearing account or the phantom share account. Amounts deferred into the interest-bearing account are settled in cash. Amounts deferred into the phantom share account are settled in common stock.

2.
A stock ownership guideline for Directors was established. Directors must own Weyerhaeuser Company stock valued at five times their annual cash compensation. Until a Director satisfies that ownership requirement, the Director may sell the number of restricted stock units that have vested equal to the value of the taxes due on the shares, but must hold 100% of the net shares. Restricted stock units that have been deferred into phantom shares count against the ownership requirement.

On December 8, 2011 the Company's Board of Directors amended the Fee Deferral Plan for Directors of Weyerhaeuser Company (Amended and Restated Effective December 31, 2010) (the “Plan”), effective as of January 1, 2012, a copy of which is attached hereto as Exhibit 10.2. The Plan was amended to provide that for any director who consents to the change, any amounts previously deferred into phantom shares will now be paid out in shares of Weyerhaeuser common stock.

On December 8, 2011, the Company's Board of Directors amended and restated the 2011 Fee Deferral Plan for Directors of Weyerhaeuser Company effective January 1, 2012, a copy of which is attached hereto as Exhibit 10.3, to provide that any amounts of a Director's annual fee that are deferred into phantom shares in the future will be paid out in shares of Weyerhaeuser common stock.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	The following items are filed as exhibits to this report.
10.1	Weyerhaeuser Company Director Compensation program
10.2	Amendment to Fee Deferral Plan for Directors of Weyerhaeuser Company (Amended and Restated Effective December 31, 2010)
10.3	2011 Fee Deferral Plan for Directors of Weyerhaeuser Company (Amended and Restated Effective January 1, 2012)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By	/s/ Jerald W. Richards
Its:	Chief Accounting Officer

Date: January 3, 2012